UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 1, 2021

Date of Report (Date of earliest event reported)

Kinetic Group Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-216047	47-4685650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Walker Ave, Suite 101
Baltimore, MD 21208

(Address of Principal Executive Offices)

(443) 738-4051

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	KNIT	None

As used in this Current Report on Form 8-K (this “Current Report”), and unless otherwise indicated, the terms “the Company,” “KNIT,” “we,” “us” and “our” refer to Kinetic Group, Inc. and its subsidiaries.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Michael Gillespie & Associates, PLLC

(i) On September 1, 2021, the Company ended the engagement of Michael Gillespie & Associates, PLLC (“Gillespie”) as KNIT’s independent registered public accounting firm. The decision to end the engagement of Gillespie was approved by unanimous written consent of the Company’s board of directors on August 26, 2021.

(ii) The reports of Gillespie on the Company’s consolidated financial statements for the years ended September 30, 2019 and September 30, 2018, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on the Company’s consolidated financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

(iii) During the Company’s two most recent fiscal years ended September 30, 2019 and September 30, 2018, and the subsequent interim period through the date of this Current Report, (a) there have been no disagreements with Gillespie, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Gillespie, would have caused Gillespie to make reference to the subject matter of the disagreement in connection with its reports; (b) no such disagreement was discussed with our board of directors as a whole; and (d) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

(iv) Gillespie has provided us with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating it agrees with the statements in part (a) of Item 4.01 of this Current Report. A copy of the letter is filed concurrently herewith as Exhibit 16.1.

(b) Engagement of Olayinka Oyebola & Co

(i) Effective September 1, 2021, KNIT engaged Olayinka Oyebola & Co (“Olayinka”) as its independent public registered accounting firm. The engagement of Olayinka was approved by the unanimous written consent of the Company’s board of directors on August 26, 2021.

(ii) During the Company’s two most recent fiscal years ended September 30, 2019 and September 30, 2018, and the subsequent interim period through the date of this Current Report, we did not consult with Olayinka regarding either (a) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter that was either the subject of a disagreement or a “reportable event” as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

16.1	Letter from Michael Gillespie & Associates, PLLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC GROUP, INC. a Nevada corporation

Dated: September 1, 2021	By:	/s/ Aitan Zacharin
Chief Executive Officer